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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                FEBRUARY 20, 1998
                Date of report (Date of earliest event reported)


                       CHILDREN'S BROADCASTING CORPORATION
               (Exact Name of Registrant as Specified in Charter)



          MINNESOTA                   0-21534                   41-1663712
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification Number)



              724 FIRST STREET NORTH, MINNEAPOLIS, MINNESOTA 55401 (Address of Principal Executive Offices, including Zip Code)



                                 (612) 338-3300
              (Registrant's Telephone Number, including Area Code)

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ITEM 5        OTHER EVENTS

(a)      RIGHTS TO PURCHASE COMMON SHARES

         On February 14, 1998, the Board of Directors of Children's Broadcasting Corporation (the "Company") declared a dividend of one common share purchase right (a "Right") for each share of the Company's common stock, par value $0.02 per share (the "Common Shares"), outstanding as of the close of business on February 27, 1998 (the "Record Date"). Each Right will entitle the registered holder to purchase from the Company, after the Distribution Date (as defined below), Common Shares at an initial price of $18.00 (the "Purchase Price"), subject to adjustment. The Board of Directors of the Company further directed the issuance of one Right, subject to adjustment, with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date (as such terms are defined below); PROVIDED, HOWEVER, that Rights may be issued with respect to Common Shares that shall become outstanding after the Distribution Date and prior to the earlier of the Redemption Date or the Final Expiration Date in certain circumstances. The Rights will be issued upon the terms and subject to the conditions set forth in a Rights Agreement dated as of February 19, 1998 (the "Rights Agreement"), between the Company and Norwest Bank Minnesota, National Association, as Rights Agent (the "Rights Agent"), as the same may be amended from time to time.

         The Rights become exercisable at any time after the Distribution Date. The Distribution Date is defined as the close of business on the earlier to occur of (A) the fifteenth business day (or such later date as may be determined by action of the Board of Directors of the Company) after the first date of public announcement by the Company or an Acquiring Person (as defined below) that any person or group of affiliated or associated persons (not including (i) the Company, (ii) any subsidiary of the Company, (iii) any person holding Common Shares acquired by that person in a transaction occurring after the Record Date and approved in advance in writing by a majority of disinterested directors of the Company's Board of Directors to the extent, but only to the extent, of the Common Shares so held (a "Company-Approved Transaction"), (iv) any employee benefit plan of the Company or of any subsidiary of the Company, (v) any person holding Common Shares for or pursuant to the terms of any employee benefit plan described in clause (iv) of this sentence to the extent, but only to the extent, of the Common Shares so held, (vi) any person who or which, together with all affiliates and associates of such person, becomes the beneficial owner of twenty percent (20%) or more of the then outstanding Common Shares as a result of the acquisition of Common Shares directly from the Company, or (vii) any person who or which, together with all affiliates and associates of such person, is the beneficial owner of twenty percent (20%) or more of the Common Shares outstanding on the twentieth business day preceding the Record Date, PROVIDED, HOWEVER, that such person shall be deemed to be an Acquiring Person upon becoming the beneficial owner, together with all affiliates and associates of such person, of any additional Common Shares representing an incremental increase of twenty percent (20%) or more of the Common Shares then outstanding, which were acquired at any time after the twentieth business day preceding the Record Date) has acquired beneficial ownership of twenty percent (20%) or more of the Common Shares (an "Acquiring Person"), or (B) the fifteenth business day (or such later date as may be determined by action of the Board of Directors of the Company) after the date of the commencement by any person or group of affiliated or associated persons (other than a person referenced in clauses (i)

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through (vii) of this sentence) of, or the first public announcement of the intention (which intention shall not have been withdrawn within five business days) of any person or group of affiliated or associated persons (other than a person referenced in clauses (i) through (vii) of this sentence) to commence a tender or exchange offer, the consummation of which would result in beneficial ownership by a person or group of affiliated or associated persons (other than a person referenced in clauses (i) through (vii) of this sentence) of twenty percent (20%) or more of the Common Shares then outstanding (including any such date which is after the date of the Rights Agreement and prior to the issuance of the Rights).

         The Rights will expire at the close of business on February 13, 2008 (the "Final Expiration Date"), unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

         With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates in the names of the holders thereof together with a copy of a summary of rights attached thereto, and the registered holders of the Common Shares shall also be the registered holders of the associated Rights. With respect to certificates for Common Shares issued after the Record Date and before the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates, which will bear a legend incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the surrender for transfer of any certificate for Common Shares will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable after the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

         The Purchase Price, the number and the kind of shares covered by each Right are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) upon the issuance of rights (other than the Rights), options or warrants to holders of Common Shares entitling them to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than the then current market price of the Common Shares, or (iii) upon the distribution to holders of Common Shares of evidences of indebtedness or assets (other than a regular periodic cash dividend paid out of earnings or retained earnings or a dividend payable in Common Shares) or subscription rights or warrants (other than those referred to above). The number of outstanding Rights and the number of Common Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date. Common Shares purchasable upon exercise of the Rights will not be redeemable.

         If any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than the Rights that are or were acquired or beneficially owned by the

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Acquiring Person (which will thereupon become null and void), will thereafter have the right to receive, upon exercise thereof at the then-current exercise price of the Right, that number of Common Shares having a market value of two times the exercise price of the Right.

         If, on or after the Shares Acquisition Date (as defined below), the Company is, in effect, acquired in a merger or other business combination transaction, or fifty percent (50%) or more of its consolidated assets or earning power is sold, proper provisions will be made so that each holder of a Right (other than Rights owned by that person or group, which will have become null and void) will thereafter have the right to receive, upon exercise thereof at the then-current exercise price of the Right, that number of shares of capital stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

         At any time after any person or group becomes an Acquiring Person and before the earlier of one of the events described in the previous paragraph, the Board of Directors of the Company may exchange the Rights (other than Rights owned by that person or group, which will have become null and void), in whole or in part, at an exchange ratio of one Common Share per Right, subject to adjustment.

         As described in the Rights Agreement, Rights issued to any person who becomes an Acquiring Person shall become null and void.

         With certain exceptions, no adjustment in the Purchase Price will be required unless such cumulative adjustments require an adjustment of at least one percent (1%) in the Purchase Price. The Company is not required to issue fractional Common Shares, and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

         At any time prior to the earlier of (x) the close of business on the tenth business day after the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such (the "Shares Acquisition Date"), or (y) the Final Expiration Date, the Board of Directors of the Company may redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 (one cent) per Right, subject to adjustment (such redemption price being hereinafter referred to as the "Redemption Price"), in cash, with Common Shares, or other consideration deemed appropriate by the Board of Directors of the Company (the time at which the Rights are redeemed being referred to as the "Redemption Date"). Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, the right to exercise the Rights will terminate, the Company will promptly give public notice of the redemption, and the only right of the holders of Rights will be to receive the Redemption Price.

         For so long as the Rights are then redeemable, the Company in its sole and absolute discretion may from time to time rescind, change, supplement or amend the Rights Agreement in any respect without the approval of any holders of Rights Certificates. At any time when the Rights are no longer redeemable, the Company may supplement or amend the Rights Agreement without the approval of any holders of Rights Certificates in order to cure ambiguities, correct or supplement defective or inconsistent provisions, shorten or lengthen time periods, or otherwise change, delete

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or supplement provisions, so long as any such change, deletion or amendment does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate of an Acquiring Person, in whose hands all Rights are null and void).

         Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company pursuant to such Right, including, without limitation, the right to vote or to receive dividends.

         A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

(b)      LETTERS OF INTENT TO SELL SEVEN RADIO STATIONS

         Reference is made to the Press Release issued to the public by the Registrant on February 19, 1998, and attached hereto as Exhibit 99.2, relating to the announcement that the Company has signed letters of intent to sell seven radio stations.

(c)      ELECTION OF NEW BOARD MEMBER

         Michael R. Wigley was elected to the Company's Board of Directors on February 14, 1998, to fill the vacancy created by the resignation of Rodney P. Burwell and to serve until the next Annual Meeting of Shareholders. Mr. Wigley is President and Chief Executive Officer of Great Plains Companies, Inc. ("Great Plains"), a building material and supply company based in Roseville, Minnesota. He has served as its President since 1989. Mr. Wigley is also Chairman and Chief Executive Officer of four subsidiaries of Great Plains, as well as Chairman and Chief Executive Officer of Great Plains Properties, Inc. and TerrDek Lighting, Inc., two independent privately-held companies. He co-founded the Minnesota branch of McKinsey & Company, where he managed various teams of consultants from 1986 to 1989. Mr. Wigley holds a M.B.A. from Harvard University and a M.S. in Civil Engineering from Stanford University.

ITEM 7        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         4.1 Rights Agreement between Children's Broadcasting Corporation and Norwest Bank Minnesota, National Association, as Rights Agent, dated as of February 19, 1998 (incorporated by reference to the Company's Registration Statement on Form 8-A (File No. 0-21534) filed on February 20, 1998).

         20.1 Form of Letter to Shareholders of Children's Broadcasting Corporation (incorporated by reference to the Company's Registration Statement on Form 8-A (File No. 0- 21534) filed on February 20, 1998).

         99.1 Press Release dated February 19, 1998 (incorporated by reference to the Company's Registration Statement on Form 8-A (File No. 0-21534) filed on February 20, 1998).

         99.2     Press Release dated February 19, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 20, 1998.


                                   CHILDREN'S BROADCASTING CORPORATION


                                   By:  /s/ James G. Gilbertson
                                       -----------------------------------------
                                        James G. Gilbertson
                                        Chief Operating Officer

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION
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4.1         Rights Agreement between Children's Broadcasting Corporation and
            Norwest Bank Minnesota, National Association, as Rights Agent, dated as of February 19, 1998 (incorporated by reference to the Company's
            Registration Statement on Form 8-A (File No. 0-21534) filed on
            February 20, 1998).

20.1 Form of Letter to Shareholders of Children's Broadcasting Corporation (incorporated by reference to the Company's Registration Statement on Form 8-A (File No. 0-21534) filed on February 20,
            1998).

99.1 Press Release dated February 19, 1998 (incorporated by reference to the Company's Registration Statement on Form 8-A (File No. 0-21534) filed on February 20, 1998).

99.2        Press Release dated February 19, 1998.